QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2002

Harley-Davidson Customer Funding Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-37550 (Commission File Number)	36-4396302 (IRS Employer Identification Number)
4150 Technology Way Carson City, Nevada (Address of principal executive offices)	89706 (Zip Code)

(702) 885-1200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.    Other Events

        In connection with the issuance by Harley-Davidson Motorcycle Trust 2002-2 (the "Trust") of Motorcycle Contract Backed Notes pursuant to the Prospectus dated August 8, 2002 and the Prospectus Supplement dated August 8, 2002 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), Harley-Davidson Customer Funding Corp. is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Financial Statements: None.

(b)
Pro Forma Financial Information: None.

(c)
Exhibits:

Exhibit No.	Document
4.11	Conformed copy of the Trust Agreement dated as of August 1, 2002 between Harley-Davidson Customer Funding Corp. ("CFC") and Wilmington Trust Company (the "Owner Trustee")
4.12	Conformed copy of the Indenture dated as of August 1, 2002 between the Trust and BNY Midwest Trust Company (the "Indenture Trustee")
10.16	Conformed copy of the Transfer and Sale Agreement dated as of August 1, 2002 by and between Harley-Davidson Credit Corp. ("HDCC") and CFC
10.17	Conformed copy of the Sale and Servicing Agreement dated as of August 1, 2002 by and among the Trust, CFC, HDCC and the Indenture Trustee
10.18	Conformed copy of the Administration Agreement dated as of August 1, 2002 by and among the Trust, HDCC, CFC and the Indenture Trustee

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
By:	/s/ PERRY A. GLASSGOW Perry A. Glassgow Treasurer

August 19, 2002

EXHIBIT INDEX

Exhibit No.	Document
4.11	Conformed copy of the Trust Agreement dated as of August 1, 2002 between Harley-Davidson Customer Funding Corp. ("CFC") and Wilmington Trust Company (the "Owner Trustee")
4.12	Conformed copy of the Indenture dated as of August 1, 2002 between the Trust and BNY Midwest Trust Company (the "Indenture Trustee")
10.16	Conformed copy of the Transfer and Sale Agreement dated as of August 1, 2002 by and between Harley-Davidson Credit Corp. ("HDCC") and CFC
10.17	Conformed copy of the Sale and Servicing Agreement dated as of August 1, 2002 by and among the Trust, CFC, HDCC and the Indenture Trustee
10.18	Conformed copy of the Administration Agreement dated as of August 1, 2002 by and among the Trust, HDCC, CFC and the Indenture Trustee

QuickLinks

  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX